                         NOTICE OF GUARANTEED DELIVERY

                          ARCHIBALD CANDY CORPORATION

                             OFFER TO EXCHANGE ITS
                 10 1/4% SERIES B SENIOR SECURED NOTES DUE 2004
                       FOR ANY AND ALL OF ITS OUTSTANDING
                 10 1/4% SERIES A SENIOR SECURED NOTES DUE 2004

               PURSUANT TO THE PROSPECTUS DATED           , 1999

    This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (1) certificates for the 10 1/4% Series A Senior Secured Notes due 2004 (the "Unregistered Notes") of the Company (as defined below) are not immediately available, (2) Unregistered Notes, the letter of transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange
Agent") on or prior to           , 1999, or such later date as the Company may
extend the Exchange Offer (the "Expiration Date") or (3) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Unregistered Notes" in the Prospectus (as defined below). In addition, in order to utilize the guaranteed delivery procedure to tender Unregistered Notes pursuant to the Exchange Offer, a completed, signed and dated letter of transmittal relating to the Unregistered Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

 BY REGISTERED OR CERTIFIED MAIL:            FACSIMILE TRANSMISSIONS:
                                           (Eligible Institutions Only)
       The Bank of New York
      101 Barclay Street, 7E                      (212) 815-4699
     New York, New York 10286
      Reorganization Section
            Attention:

  BY HAND OR OVERNIGHT DELIVERY:              TO CONFIRM BY TELEPHONE
                                             OR FOR INFORMATION CALL:
       The Bank of New York
        101 Barclay Street                        (212) 815-4997
  Corporate Trust Services Window
           Ground Level
      Reorganization Section
            Attention:

                            ------------------------

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to Archibald Candy Corporation, an Illinois corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Prospectus dated           , 1999 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related letter of transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Unregistered Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-- Procedures for Tendering Unregistered Notes."

                                               Name(s) of Registered
Aggregate Principal Amount Tendered:           Holder(s): ----------------------------------
$______________________*
                                               ---------------------------------------------

Certificate No(s) (if available):
--------------------------------------------------------------

--------------------------------------------------------------------------------

$
--------------------------------------------------------------------------------

    Total Principal Amount Represented by Unregistered Notes Certificate(s))

If Unregistered Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
---------------------------------------------------------------------

Date:
----------------------------------------------------------------------------

----------------------------

    * Must be in integral multiples of $1,000.

--------------------------------------------------------------------------------

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X -------------------------------------------
                                               ---------------------------------------------

X -------------------------------------------
                                               ---------------------------------------------
   Signature(s) of Owner(s) or Authorized
                   Signatory                                       Date

Area Code and Telephone
Number: ------------------------------------------------------------------------------------

    Must be signed by the holder(s) of the Unregistered Notes as their name(s) appear(s) on certificates for the Unregistered Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
              -----------------------------------------------------------------------------

              -----------------------------------------------------------------------------

              -----------------------------------------------------------------------------

              -----------------------------------------------------------------------------

Capacity:
              -----------------------------------------------------------------------------

Address(es):
              -----------------------------------------------------------------------------

              -----------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Unregistered Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Unregistered Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed letter(s) of transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

    The undersigned acknowledges that it must deliver the letter(s) of transmittal (or facsimile thereof) and the Unregistered Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

---------------------------------------------  ---------------------------------------------
     Name of Firm (Please Type or Print)                   Authorized Signature
---------------------------------------------  ---------------------------------------------
                   Address                                         Title
---------------------------------------------  ---------------------------------------------
                  Zip Code                            Area Code and Telephone Number

Date: ---------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR UNREGISTERED NOTES WITH THIS FORM. CERTIFICATES FOR UNREGISTERED NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3